UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 30, 2012
Date of Report (Date of earliest event reported)

KONA GRILL, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware (State or other jurisdiction of incorporation)	001-34082 (Commission File Number)	20-0216690 (IRS Employer Identification No.)

7150 E. Camelback Road, Suite 220 Scottsdale, Arizona 85251
(Address of principal executive offices) (Zip Code)

(480) 922-8100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On July 24, 2012, Kona Grill, Inc. (Kona) entered into an agreement to amend certain terms of the Business Loan Agreements dated February 8, 2012 with Stearns Bank National Association (the Amended Loans).  The Amended Loans allow Kona to increase total borrowings under the Credit Line by $1,500,000 to $6,500,000, under which Kona can borrow up to $2,500,000 at a variable interest rate equal to 1% over the Index (determined at the time of closing) with a floor of 5.75% per year for its stock repurchase program.  The Amended Loans also allow Kona to reduce the interest floor by 130 basis points to 4.95% per year on borrowings for restaurant remodeling and new construction projects.

Kona is required to comply with certain financial covenants as set forth in the Amended documents (the Amended Loan Documents).

The description above is a summary of the Amended Loan Documents, a copy of which is filed as Exhibit 10.34 to this report.  The Amended Loan Documents are incorporated herein by this reference.

Item 2.02                      Results of Operations and Financial Condition.

On July 30, 2012, Kona issued a press release reporting financial results for the second quarter ended June 30, 2012. A copy of this press release, including information concerning forward looking statements and factors that may affect our future results, is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 2.02.

The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

The registrant does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the registrant’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described in Item 1.01 above relating to the Amended Loan Documents is incorporated herein by this reference.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.

10.34	Amended Loan Documents dated July 24, 2012, between Kona Grill, Inc. as borrower and Stearns Bank National Association as lender.

99.1	Press release from Kona Grill, Inc. dated July 30, 2012 titled, “Kona Grill Reports Second Quarter 2012 Results”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2012                                                                KONA GRILL, INC.

By:  /s/ Christi Hing
Christi Hing
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.34	Amended Loan Documents dated July 24, 2012, between Kona Grill, Inc. as borrower and Stearns Bank National Association as lender.

99.1	Press release from Kona Grill, Inc. dated July 30, 2012 titled, “Kona Grill Reports Second Quarter 2012 Results”